THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS BRACKETED ON PAGE 1 AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.


                                FIRST AMENDMENT TO THE
                    RESEARCH AND DEVELOPMENT AND LICENSE AGREEMENT


    This Amendment No. 1 (the "Amendment") is made as of the 3rd day of October, 1997, by and between Apollon, Inc., a Pennsylvania corporation (the "Company") and American Cyanamid Company, a Maine corporation ("ACY"), the signatories to the Research and Development and License Agreement, dated as of July 19, 1995 (the "Agreement").

    WHEREAS, ACY is an indirect majority owned subsidiary of American Home Products Corporation and the Company and an affiliate of American Home Products Corporation have entered into a Securities Purchase Agreement dated as of the date hereof pursuant to which the Company has agreed to amend the Agreement as hereinafter set forth;

    WHEREAS, the Company and ACY wish to amend the Agreement as hereinafter provided; and

    WHEREAS, pursuant to Section 15.08 of the Agreement, the Agreement may only be modified or amended in writing signed by duly authorized representatives of the Company and ACY.

    NOW, THEREFORE, in consideration of the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, each intending to be legally bound, hereby agree as follows:

         1. All terms used herein and not defined shall have the meanings set forth in the Agreement.

         2. Section 6.01 of the Agreement is hereby amended to add a new provision, Section 6.01(a) to read as follows:

    "(a)      Notwithstanding the foregoing or any other provision of this
    Agreement, the $[      ] R&D Payment due to Apollon at the time of the
    [                                                                      ]
    (the "[   ] Second R&D Payment") shall be paid on the date arising [   ]
    following the date on which such [   ] Second R&D Payment otherwise becomes
    due and payable. Apollon shall notify and provide supporting documentation to ACY in accordance with Sections 6.03 and 2.03 hereof at the time the [ ] Second R&D Payment otherwise becomes due and payable and shall send another notice to ACY 30 days prior to the payment date."



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         3.   The address for notices to be sent to ACY pursuant to Section
15.01 of the Agreement shall be as set forth following the signature line below, attention: President.

         4. All other terms and provisions of the Agreement remain in full force and effect.

         5. This Amendment may be executed in counterparts, each of which shall be deemed an original and all of which shall constitute together one and the same instrument.

    IN WITNESS WHEREOF, the parties hereto have executed this Amendment No. 1 as of the day and year first above written.

                             APOLLON, INC.


                             By: /S/Vincent R. Zurawski
                                 ______________________________
                                 Vincent R. Zurawski, Jr.
                                 President

                             Notices to be sent to:
                             Vincent R. Zurawski, Jr. Ph.D
                             President and CEO
                             One Great Valley Parkway
                             Malvern, PA  19355-1423
                             Fax:      (610) 647-9732


                             AMERICAN CYANAMID COMPANY


                             By: /s/Gerald A. Jibilian
                                 _____________________
                                 Name: Gerald A. Jibilian
                                 Title: Vice President

                             Notices to be sent to:
                             Ronald J. Saldarini, Ph.D.
                             President
                             c/o Wyeth-Ayerst
                             280 King of Prussia Road
                             Radnor, PA  19087
                             Fax:      (610) 989-5700


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